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                               CONSENT OF COUNSEL





                    Warburg, Pincus Institutional Fund, Inc.





                  We hereby consent to being named in the Statement of Additional Information included in Post-Effective Amendment No. 12 (the "Amendment") to the Registration Statement on Form N-1A (Securities Act File No. 33-47880, Investment Company Act File No. 811-6670) of Warburg, Pincus Institutional Fund, Inc. (the "Fund") under the caption "Independent Accountants and Counsel" and to the Fund's filing a copy of this Consent as an exhibit to the Amendment.










                                        /s/ Willkie Farr & Gallagher

                                            Willkie Farr & Gallagher





April 15, 1997

New York, New York